Consolidated Statements of Operations (Unaudited) (USD $)	3 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Consolidated Statements Of Operations
Product sales, net	$ 2,733,125	$ 2,253,922
Cost of sales	1,650,501	1,427,474
Gross margin	1,082,624	826,448
Operating expenses:
Selling, general and administrative	995,621	1,071,198
New product development	287,719	222,585
Amortization of intangibles	8,217	8,217
Gain on sale of property and equipment		540
Total costs and expenses	1,291,557	1,301,460
Operating income (loss)	(208,933)	(475,012)
Other income (expense):
Interest expense	(23,420)	(87,322)
Interest expense - debt discount		(209,666)
Interest expense - debt costs	(800)	(83,522)
Other income (expense), net	34,706	2,572
Total other income (expense), net	10,486	(377,938)
Net loss	$ (198,447)	$ (852,950)
Loss per common share (basic and diluted)	$ 0.02	$ 0.09
Number of shares used in per share calculation (basic and diluted)	9,746,107	9,011,214